Interest Free Promissory Note

On this date of June 6, 2016, in return for valuable consideration received of $15,000.00 in the form of a check, the undersigned borrower[s], Simlatus Corporation, promises to pay to Carl Ambrose, the "Lender", the sum of $20,000.00 Dollars and no interest pursuant to the following terms and conditions;

Terms of Repayment: Borrower will pay $20,000 Ninety Days (90) from the date of this agreement.

Late Fees: Late fees will not apply to this note.

Place of Payment - all payments due under this note shall be paid by Simlatus Corporation at 175 Joerschke Dr – Suite A, Grass Valley, CA 95945.

Prepayment - This Note may be prepaid in whole without premium or penalty, and at the entire amount of $20,000.00.

Default - In the event of default the Borrower will pay all costs and expenses incurred including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law) for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.

Liability – Only the Borrower, personally, and/or its principals shall be liable for any debts secured by this Note.

Transfer of the Note - The borrower hereby waives any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note, agrees to remain bound by the terms of this Note subsequent to any transfer, and agrees that the terms of this Note may be fully enforced by any subsequent holder of this Note.

Severability of Provisions - In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

Choice of Law - All terms and conditions of this Note shall be interpreted under the laws of the State of California, and arbitration will subside in Nevada County.

Signed Under Penalty of Perjury, this 6th day of June, 2016.

Borrower:

_______________________________________________

Mike Schatz, COO, Simlatus Corporation

Lender:

______________________________________________

Carl Ambrose